                                                                                                                                    Sub-Item 77Q1

Dreyfus BASIC U.S. Government Money Market Fund (the “Registrant”)

The Registrants Amended and Restated By-Laws are herein incorporated by reference to Post Effective Amendment No.23 (the “Amendment”) to the Registrant’s Registration Statement on Form N-1A. The Amendment was filed with the Securities and Exchange Commission on June 27, 2011, and became effective July 1, 2011.